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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-02889, No. 333-00779, No. 33-43591, No.
333-14241, and No. 333-12095) of Adaptec, Inc. of our report dated April 29, 1998, except for Note 12 which is as of May 21, 1998 appearing in the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP

San Jose, California
June 24, 1998